UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2021

Overstock.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

799 W. Coliseum Way

Midvale, Utah 84047

(Address of principal executive offices, including zip code)

(801) 947-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OSTK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Transaction Agreement

On January 25, 2021, Overstock.com, Inc. (the “Company” or “we”), entered into a Transaction Agreement (the “Transaction Agreement”) with Medici Ventures, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Medici Ventures”), Pelion MV GP, L.L.C., a Delaware limited liability company (“Pelion”), and Pelion, Inc., a Utah corporation as guarantor, pursuant to which the parties have agreed, among other things, that: (i) Medici Ventures will convert (the “Conversion”) into a Delaware limited partnership (the “Partnership”), (ii) pursuant to the terms and subject to the conditions of a limited partnership agreement to be entered into on the date of the Conversion (the “Limited Partnership Agreement”), Pelion will become the sole general partner of the Partnership, and the Company (along with any stockholders of Medici Ventures at the time of the Conversion), will become the limited partners of the Partnership, (iii) prior to the Conversion, the Company will convert the outstanding intercompany debt owed to the Company by Medici Ventures into shares of common stock of Medici Ventures; and (iv) prior to the Conversion, the Company will convert its intercompany debt from tZERO Group, Inc., a majority-owned subsidiary of Medici Ventures (“tZERO”), into tZERO outstanding common stock, leaving Medici Ventures with not more than 48% of tZERO outstanding common stock (collectively, the “Transactions”), in each case, on the terms and subject to the conditions set forth in the Transaction Agreement and the relevant definitive agreements to be entered into in connection therewith.

Consummation of the Transactions is subject to regulatory approvals, including money transmitter licenses, and other customary closing conditions. The Company expects the Transactions to be completed within approximately three to six months.

Limited Partnership Agreement

At the Conversion, Medici Ventures will convert into a limited partnership and will be governed by the Limited Partnership Agreement. Pursuant to the terms of the Limited Partnership Agreement, Pelion, as general partner of the Partnership, will have sole authority and responsibility regarding investment decisions, appointing board members of portfolio companies, and exercising all shareholder rights for assets Medici Ventures currently holds. Pelion will be able to sell investments of the Partnership at any time but must meet certain minimum value thresholds as set forth in Schedule A to the Limited Partnership Agreement (“Threshold NAV”) for several of the investments, including tZERO, for three years from the Conversion in order to do so. After three years, all investments may be sold for any amount in Pelion’s sole discretion but Pelion will receive higher compensation in the event that assets are sold above the Threshold NAV. Pelion will also be authorized to make additional investments, modify, amend or change existing investments and otherwise control the activities of the Partnership. The voting rights of the limited partners under the Limited Partnership Agreement are narrow and generally limited to only those required by applicable law.

Pursuant to the terms of the Limited Partnership Agreement, in addition to the assets held by Medici Ventures at the date of the Conversion, the limited partners agree to make a capital commitment of $44,550,000 to the Partnership in exchange for a 99.00% interest in the Partnership. The capital commitments may be called in one or more cash installments as specified by the general partner upon 10 business days’ prior written notice.

The general partner is entitled to an annual $2,500,000 fee for its services under the Limited Partnership Agreement. In addition, following the disposition by the Partnership of all equity interests held by the Partnership in a given portfolio company, the Partnership must pay to Pelion a performance fee associated with such disposition as determined pursuant to Sections 6.2(a), 13.5 and 13.42 of the Limited Partnership Agreement.

Limited partnership interests cannot be sold, assigned, pledged, mortgaged or otherwise disposed of or transferred without the consent of the general partner.

The foregoing descriptions of the Transaction Agreement, the Limited Partnership Agreement and the Transactions do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Transaction Agreement (and the exhibits and schedules thereto, including the Limited Partnership Agreement), which is filed as Exhibit 10.1 hereto and incorporated by reference herein. The Transaction Agreement has been included to provide investors with information regarding its terms and is not intended to provide any other factual information about the Company, Medici Ventures or Pelion. The representations, warranties and covenants contained in the Transaction Agreement were made only for purposes of such Transaction Agreement as of the specific dates therein, were solely for the benefit of the parties to the Transaction Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Transaction Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. For the foregoing reasons, the representations, warranties and covenants should not be relied upon as statements of factual information.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are therefore entitled to the protection of the safe harbor provisions of these laws. These forward-looking statements involve risks and uncertainties and relate to future events or our future financial or operating performance, such as statements about the potential timing or consummation of the Transactions and expectations with respect to the performance of Pelion and the Partnership. Important risk factors that could cause actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to: (i) the ability to obtain regulatory approvals, or the possibility that they may delay the Transactions or that such regulatory approval may result in the imposition of conditions that could cause the parties to abandon the Transactions, (ii) the risk that a condition to effecting the Transactions may not be satisfied; (iii) the possibility that other anticipated benefits of the Transactions will not be realized; (iv) potential litigation relating to the Transactions that could be instituted against the Company, Medici Ventures, Pelion or one of its affiliates; (v) legislative, regulatory and economic developments; (vi) catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, pandemics (including COVID-19) or other public health events, as well as management’s response to any of the aforementioned factors; and (vii) such other factors affecting the Company are detailed from time to time in the Company’s filings with the SEC. In some cases, you can identify the use of forward looking statements by terminology such as “may,” “would,” “could,” “should,” “will,” “expect,” “anticipate,” “predict,” “project,” “potential,” “continue,” “contemplate,” “seek,” “assume,” “believe,” “intend,” “plan,” “forecast,” “goal,” “estimate,” or other similar expressions which identify these forward-looking statements. The forward-looking statements include all statements other than statements of historical fact, including, without limitation, all statements regarding our strategies and plans for our retail business and the business Medici Ventures, and the costs, benefits and risks of such initiatives; our plans and expectations regarding the costs, benefits, and risks of attempting to develop technology applications including applications using or relating to blockchain technology and our plans to commercialize any of these potential applications; our plans for further changes to our business; and our other statements about the anticipated benefits and risks of our business and plans. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 13, 2020, in our Form 10-Q for the quarter ended March 31, 2020, which was filed with the SEC on May 7, 2020, in our Form 10-Q for the quarter ended June 30, 2020, which was filed with the SEC on August 6, 2020, in our Form 10-Q for the quarter ended September 30, 2020, which was filed with the SEC on November 5, 2020, and in our subsequent filings with the SEC. We caution you that the list of important factors included in our SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this communication may not in fact occur. The Company disclaims any intention or obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1	Transaction Agreement, dated as of January 25, 2021, by and among Overstock.com, Inc., Medici Ventures, Inc., Pelion MV GP, L.L.C. and Pelion, Inc., as guarantor.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Overstock.com, Inc.

By:	/s/ E. Glen Nickle
Name:	E. Glen Nickle
Title:	Vice President, Legal, and General Counsel

Dated: January 25, 2021

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